                                                                   EXHIBIT 10.22

                      STANDBY OPTION AND WARRANT AGREEMENT

     THIS STANDBY OPTION AND WARRANT AGREEMENT (this "Agreement") is made as of this 5th day of September, 1996, by and between Security Associates International, Inc., a Delaware corporation ("SAI") and TJS Partners, Ltd., a New York limited partnership ("TJS") (collectively, the "Parties").

                                R E C I T A L S

     WHEREAS, SAI and TJS intend to enter into a Common Stock Subscription and Purchase Agreement, of even date herewith (the "Purchase Agreement") pursuant to which TJS will purchase common stock of SAI (the "Investment"); and

     WHEREAS, SAI has previously issued options and warrants entitling the holders thereof to acquire SAI common stock which will continue to remain outstanding and subject to exercise following the consummation of the Investment (the "Old Options and Warrants"); and

     WHEREAS, the Parties have agreed that TJS shall have the opportunity to maintain its proportionate ownership of SAI following consummation of the Investment, in the event that any of the Outstanding Options or Warrants are exercised; and

     WHEREAS, in order to induce TJS to consummate the Investment and to provide a mechanism for TJS to maintain its proportionate interest in SAI, the Parties have agreed that SAI shall grant options and warrants to TJS in the same amount and with the same terms and conditions as the Outstanding Options and Warrants, all as is more specifically set forth below.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. OPTION/WARRANT GRANTS, TERMS, AND EXERCISE PRICES. SAI grants to TJS the following options and warrants (the "New Options and Warrants"), provided, however, that the New Options and Warrants shall be exercisable only if, and to the extent that, the Old Options or Warrants are exercised and provided, further, that the Expiration Date of any New Option or Warrant shall occur on the 30th day after the Expiration Date of the corresponding Old Option or Warrant.

                                    EXPIRATION DATE OF
NUMBER OF            EXERCISE       OLD OPTIONS AND       NEW OPTIONS
SHARES               PRICE          WARRANTS              AND WARRANTS                         OLD OPTIONS AND WARRANTS

CLASS 1
-------
OPTIONS
-------
22,088               $0.57          12/31/96              the "Jones Equivalent Option"        Lee Jones, issued
                                                                                               01/01/91
12,500               $0.57          10/26/00              the "Jacobson Equivalent             Irwin Jacobson, issued
                                                          Option"                              08/21/92
12,500               $0.57          10/26/00              the "Scharmann Equivalent            Mark Scharmann, issued
                                                          Option"                              08/21/92
20,000               $1.00          06/21/99              the "Gallas Equivalent Option"       Daniel Gallas, issued
                                                                                               06/21/94
10,000               $1.00          06/21/99              the "Hagedal Equivalent Option"      Tom Hagedal, issued
                                                                                               06/21/94
10,000               $1.00          06/21/99              the "Burgwald Equivalent             Harold Burgwald, issued
                                                          Option"                              06/21/94
5,000                $1.00          06/21/99              the "Davis Equivalent Option"        Bev Davis, issued
                                                                                               06/21/94
50,000               $0.53          04/01/00              the "Figge 1 Equivalent Option"      Fred Figge, issued
                                                                                               10/01/95
19,000               $0.53          04/01/00              the "Figge 2 Equivalent Option"      Fred Figge, issued
                                                                                               01/21/96
17,000               $0.53          04/01/00              the "Figge 3 Equivalent Option:      Fred Figge issued 08/1/96


CLASS 2
-------
OPTIONS
-------

12,500               $2.00          12/31/98              the "Sered Equivalent Option"        Bernard & Samuel Sered,
                                                                                               issued 08/09/94
12,500               $2.00          12/31/98              the "Metro Suburban Pediatrics       Metro Suburban
                                                          Equivalent Option"                   Pediatrics, issued
                                                                                               08/09/94
12,500               $2.00          12/31/98              the "Figge 4 Equivalent Option"      Fred Figge, issued
                                                                                               09/02/94
10,000               $2.00          12/31/98              the "Infinity Partnership II         Infinity

                                       2

                                                          Equivalent Option"                   Partnership II,
                                                                                               issued 05/22/95
12,500               $2.00          12/31/98              the "Turner Equivalent Option"       Brady Turner, issued
                                                                                               06/07/95
25,000               $2.00          12/31/98              the "Dechter Equivalent Option"      Sidney Dechter, issued
                                                                                               10/19/95
NEW
---
WARRANTS
--------

120,000              $1.00          12/31/99              the "Davis Equivalent Warrant"       Ronald Davis, issued
                                                                                               12/01/93
40,000               $1.00          12/31/99              the "Rubin Equivalent Warrant"       Stephen Rubin, issued
                                                                                               12/01/93
40,000               $1.00          12/31/99              the "Hoven Equivalent Warrant"       Raymond Hoven, issued
                                                                                               12/01/93

2. TERMS AND CONDITIONS OF NEW OPTIONS AND WARRANTS

     (a) NOTICE OF EXERCISE OF OLD OPTIONS AND WARRANTS. SAI shall notify TJS within five (5) days of the exercise of any of the Old Options or Warrants.
The notice shall identify the party exercising such Old Option or Warrant, the Old Option or Warrant exercised, the number of shares of Common Stock purchased pursuant thereto and the price per share paid.

     (b) METHOD OF EXERCISING NEW OPTIONS OR WARRANTS.

         (1) Class 1 Options. For the Jones Equivalent Option, the Jacobson Equivalent Option, the Scharmann Equivalent Option, the Gallas Equivalent Option, the Hagedal Equivalent Option, the Burgwald Equivalent Option, the Davis Equivalent Option, the Figge 1 Equivalent Option, and the Figge 2 Equivalent Option (collectively, the "Class 1 Options"), TJS may exercise such Class 1 Options at any time not more than sixty (60) days after the relevant Old Option has been exercised prior to the expiration date set forth in the table in Paragraph 1, in the same manner that such Old Option has been exercised, by delivering to SAI a written notice stating the number of shares that TJS has elected to purchase together with payment in full for the exercise price. Within fifteen (15) days of receipt of the exercise price by SAI, it shall issue the corresponding shares to TJS. TJS shall have none of the rights of a shareholder with respect to a share until payment therefor has been made in accordance with the terms of the relevant New Option or Warrant.

         (2) Class 2 Options. For the Sered Equivalent Option, the Metro Suburban Pediatrics Equivalent Option, the Figge 3 Equivalent Option, the Infinity Partnership Equivalent Option, the Turner Equivalent Option, and the Dechter Equivalent

Option (collectively, the "Class 2 Options"), TJS may exercise such Class 2 Options at any time after the relevant Old Option has been exercised prior to the expiration date set forth in the table in Paragraph 1, in the same manner that such Old Option has been exercised by delivering to SAI a written notice stating the number of shares that TJS has elected to purchase together with payment in full for the exercise price. Within fifteen (15) days of receipt of the exercise price by SAI, it shall issue the corresponding shares to TJS. TJS shall have none of the rights of a shareholder with respect to a share until payment therefor has been made in accordance with the terms of the relevant New Option or Warrant.

     (3) New Warrants. For the Davis Equivalent Warrant, the Rubin Equivalent Warrant and the Hoven Equivalent Warrant (collectively, the "New Warrants"), TJS may exercise such New Warrants at any time after the relevant Old Warrant has been exercised and prior to the expiration date set forth in the table in Paragraph 1, to the same extent that such Old Warrant has been exercised by delivering to SAI a written notice stating the number of shares that TJS has elected to purchase together with payment in full for the exercise price. Within fifteen (15) days of receipt of the exercise price by SAI, it shall issue the corresponding shares to TJS. TJS shall have none of the rights of a shareholder with respect to a share until such share has been issued to TJS.

     (c) LIMITED TRANSFERABILITY. The New Options and Warrants shall not be assignable or transferable by TJS, except in the event that TJS shall distribute the Investment to its partners, in which event the New Options and Warrants shall be distributed, as nearly as practicable, to TJS' partners, pro rata, in the same proportions as the Investment is distributed.

     (d) ADJUSTMENT PROVISIONS. The New Options and Warrants shall in each case have identical adjustment provisions as the relevant Old Options and Warrants. In each instance where there is an adjustment in the exercise price or the number of shares for which the New Options and Warrants may be exercised, SAI shall promptly notify TJS of such adjustment.

3. INVESTMENT REPRESENTATIONS. The exercise of the New Options and Warrants shall be contingent upon receipt by SAI from TJS of a representation, in writing, that it is TJS' intention to acquire the shares then being purchased for investment and not for resale.

4. MISCELLANEOUS PROVISIONS. This Agreement shall be governed by the provisions of Section 11 of the Purchase Agreement, which is incorporated herein by this reference.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first stated above.

                                       SECURITY ASSOCIATES INTERNATIONAL,
                                       INC.

                                       By: /s/ James S. Brannen
                                           -----------------------------
                                       Its: /s/ President
                                           -----------------------------



                                       TJS PARTNERS, LTD.


                                       By: /s/ Thomas J. Salvatore
                                          ------------------------------

                                       Its: Managing General Partner
                                          ------------------------------